Pro Forma Financial Information (Detail) (CAD) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Acquisitions And Development [Line Items]
Total revenue	521,538	574,618
Net earnings attributable to APUC	22,584	33,328
Basic net earnings per share	0.14	0.23
Diluted net earnings per share	0.14	0.23